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                                                                   EXHIBIT(e)(4)

SERVICE REQUEST

AIG PROTECTION ADVANTAGE VUL(SM)
   THE UNITED STATES LIFE

AIG PROTECTION ADVANTAGE VUL(SM) - FIXED OPTION
   .    Division 242 - USL Declared Fixed Interest Account

AIG PROTECTION ADVANTAGE VUL(SM) - VARIABLE DIVISIONS

AIG Retirement Company I
   .    Division 373 - International Equities

   .    Division 374 - Mid Cap Index

   .    Division 375 - Money Market I

   .    Division 376 - Nasdaq-100(R) Index

   .    Division 379 - Science and Technology

   .    Division 378 - Small Cap Index

   .    Division 377 - Stock Index

AIM Variable Insurance Funds
   .    Division 440 - Global Real Estate

   .    Division 340 - International Growth

The Alger American Fund
   .    Division 342 - Capital Appreciation

   .    Division 341 - MidCap Growth

American Century Variable Portfolios, Inc.
   .    Division 343 - Value

Credit Suisse Trust
   .    Division 344 - Small Cap Core I

Dreyfus Variable Investment Fund
   .    Division 441 - International Value

Fidelity(R) Variable Insurance Products
   .    Division 348 - Asset Manager(SM)

   .    Division 347 - Contrafund(R)

   .    Division 345 - Equity-Income

   .    Division 350 - Freedom 2020

   .    Division 351 - Freedom 2025

   .    Division 352 - Freedom 2030

   .    Division 346 - Growth

   .    Division 349 - Mid Cap

Franklin Templeton Variable Insurance Products Trust
   .    Division 356 - Franklin Small Cap
                       Value Securities

   .    Division 354 - Mutual Shares Securities

Janus Aspen Series
   .    Division 442 - Forty

   .    Division 357 - International Growth

   .    Division 358 - Mid Cap Growth

J.P. Morgan Series Trust II
   .    Division 443 - International Equity

JPMorgan Insurance Trust
   .    Division 444 - Government Bond

MFS(R) Variable Insurance Trust
   .    Division 360 - New Discovery

   .    Division 359 - Research

Neuberger Berman Advisers Management Trust
   .    Division 361 - Mid-Cap Growth

   .    Division 445 - Socially Responsive

Oppenheimer Variable Account Funds
   .    Division 362 - Balanced

   .    Division 363 - Global Securities

PIMCO Variable Insurance Trust
   .    Division 367 - CommodityRealReturn Strategy

   .    Division 446 - Global Bond (Unhedged)

   .    Division 365 - Real Return

   .    Division 364 - Short-Term

   .    Division 366 - Total Return

Pioneer Variable Contracts Trust
   .    Division 368 - Mid Cap Value

Putnam Variable Trust
   .    Division 369 - Diversified Income

   .    Division 447 - Small Cap Value

SunAmerica Series Trust
   .    Division 372 - Aggressive Growth

   .    Division 371 - Balanced

Van Kampen Life Investment Trust
   .    Division 382 - Growth and Income

Vanguard(R) Variable Insurance Fund
   .    Division 380 - High Yield Bond

   .    Division 381 - REIT Index




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[LOGO] (R) American                                                                                VARIABLE UNIVERSAL LIFE INSURANCE
           General                                                                                                   SERVICE REQUEST

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")                        COMPLETE AND RETURN THIS REQUEST TO:
A SUBSIDIARY OF AMERICAN INTERNATIONAL GROUP, INC. (AIG)                                          Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 251-3720 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-8853

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[ ] POLICY                1.  POLICY #:                      Insured:
    IDENTIFICATION                     -------------------            --------------------------------------------------------------
COMPLETE THIS SECTION FOR     Address:                                                                  New Address (yes) (no)
ALL REQUESTS.                          ----------------------------------------------------------------
                              Primary Owner (if other than an insured):
                                                                        -------------------------------
                              Address:                                                                  New Address (yes) (no)
                                       ----------------------------------------------------------------
                              Primary Owner's S.S. No. or Tax I.D. No.                       Phone Number: (      )        -
                                                                       ---------------------                       -------- --------
                              Joint Owner (If applicable):
                                                           --------------------------------------------
                              Address:                                                                  New Address (yes) (no)
                                       ----------------------------------------------------------------

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[ ] NAME CHANGE           2.  Change Name Of: (Circle One)   Insured   Owner  Payor  Beneficiary
Complete this section if the
name of one of the Insured,   Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
Owner, Payor or Beneficiary
has changed. [Please note,    -------------------------------------------            -----------------------------------------------
this does not change the
Insured, Owner, Payor         Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
or Beneficiary designation].

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[ ] CHANGE IN                 INVESTMENT DIVISION                  PREM %  DED %   INVESTMENT DIVISION                 PREM %  DED %
    ALLOCATION
    PERCENTAGES               (242) USL Declared Fixed Interest Account            MFS(R) Variable Insurance Trust
Use this section to indicate                                      -----    ----    (360) New Discovery*
how premiums or monthly       AIG Retirement Company I                                                                 -----    ----
deductions are to be          (373) International Equities*                        (359) Research
allocated. Total allocation                                       -----    ----                                        -----    ----
in each column must equal     (374) Mid Cap Index                                  Neuberger Berman Advisers Management Trust
100%; whole numbers only.                                         -----    ----    (361) Mid-Cap Growth
                              (375) Money Market I                                                                     -----    ----
                                                                  -----    ----    (445) Socially Responsive
                              (376) Nasdaq-100(R) Index                                                                -----    ----
                                                                  -----    ----    Oppenheimer Variable Account Funds
                              (379) Science and Technology                         (362) Balanced
                                                                  -----    ----                                        -----    ----
                              (378) Small Cap Index*                               (363) Global Securities*
                                                                  -----    ----                                        -----    ----
                              (377) Stock Index                                    PIMCO Variable Insurance Trust
                                                                  -----    ----    (367) CommodityRealReturn Strategy*
                              AIM Variable Insurance Funds                                                             -----    ----
                              (440) Global Real Estate*                            (446) Global Bond (Unhedged)
                                                                  -----    ----                                        -----    ----
                              (340) International Growth*                          (365) Real Return
                                                                  -----    ----                                        -----    ----
                              The Alger American Fund                              (364) Short-Term
                              (342) Capital Appreciation                                                               -----    ----
                                                                  -----    ----    (366) Total Return
                              (341) MidCap Growth                                                                      -----    ----
                                                                  -----    ----    Pioneer Variable Contracts Trust
                              American Century Variable Portfolios, Inc.           (368) Mid Cap Value
                              (343) Value                                                                              -----    ----
                                                                  -----    ----    Putnam Variable Trust
                              Credit Suisse Trust                                  (369) Diversified Income
                                                                  -----    ----                                        -----    ----
                              (344) Small Cap Core |*                              (447) Small Cap Value*
                                                                  -----    ----                                        -----    ----
                              Dreyfus Variable Investment Fund                     SunAmerica Series Trust
                              (441) International Value *                          (372) Aggressive Growth
                                                                  -----    ----                                        -----    ----
                              Fidelity(R) Variable Insurance Products              (371) Balanced
                              (348) Asset Manager(SM)                                                                  -----    ----
                                                                  -----    ----    Van Kampen Life Investment Trust
                              (347) Contrafund(R)                                  (382) Growth and Income
                                                                  -----    ----                                        -----    ----
                              (345) Equity-Income                                  Vanguard(R) Variable Insurance Fund
                                                                  -----    ----    (380) High Yield Bond
                              (350) Freedom 2020                                                                       -----    ----
                                                                  -----    ----    (381) REIT Index
                              (351) Freedom 2025                                                                       -----    ----
                                                                  -----    ----    Other:
                              (352) Freedom 2030                                         ---------------------         -----    ----
                                                                  -----    ----                                         100%    100%
                              (346) Growth
                                                                  -----    ----
                              (349) Mid Cap
                                                                  -----    ----
                              Franklin Templeton Variable Insurance
                              Products Trust
                              (356) Franklin Small Cap
                                    Value Securities*
                                                                  -----    ----
                              (354) Mutual Shares Securities
                                                                  -----    ----
                              Janus Aspen Series
                              (442) Forty
                                                                  -----    ----
                              (357) International Growth*
                                                                  -----    ----
                              (358) Mid Cap Growth
                                                                  -----    ----
                              J.P. Morgan Series Trust II
                              (443) International Equity*
                                                                  -----    ----
                              JPMorgan Insurance Trust
                              (444) Government Bond
                                                                  -----    ----

                              * If you have the Guaranteed Minimum Death Benefit (GMDB) Rider this investment option is designated as a Restricted Fund.

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[ ] MODE OF PREMIUM       4.  Indicate frequency and premium amount desired: $        Annual $        Semi-Annual $        Quarterly
    PAYMENT/BILLING                                                           -------         -------              -------
    METHOD CHANGE

Use this section to change                                                    $        Monthly (Bank Draft Only)
the billing frequency and/                                                     -------
or method of premium
payment. Note, however,       Indicate billing method desired:        Direct Bill         Pre-Authorized Bank Draft
that USL will not bill you                                    -------             ------- (attach a Bank Draft Authorization Form
on a direct monthly basis.                                                                and "Void" Check)
Refer to your policy and
its related prospectus for    Start Date:      /      /
further information                       -----  -----  -----
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY           5.  I/we hereby certify that the policy of insurance for the listed policy has been         LOST
    CERTIFICATE                                                                                               -------      -------
                              DESTROYED         OTHER.
                                        -------
Complete this section if      Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate
of Insurance or duplicate                      Certificate of Insurance at no charge
policy to replace a lost                -------
or misplaced policy. If a
full duplicate policy is                       Full duplicate policy at a charge of $25
being requested, a check                -------
or money order for $25
payable to USL must be        be issued to me/us. If the original policy is located. I/we will return the Certificate or duplicate
submitted with this           policy to USL for cancellation.
request.

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[ ] DOLLAR COST AVERAGING 6.  Day of the month for transfers          (Choose a day of the month between 1-28)
    (DCA) ($5,000 MINIMUM                                    --------
    BEGINNING ACCUMULATION    Frequency of transfers:         Monthly         Quarterly         Semi-Annually         Annually
    VALUE)                                            -------         -------           -------               -------

                              DCA to be made from the following investment option:
                                                                                   -------------------------------------------
                              Transfer: $                                     ($100 minimum, whole dollars only)
                                          -----------------------------------

An amount can be              (242) USL Declared Fixed Interest Account $           MFS(R) Varible Insurance Trust
systematically transferred                                                --------  (360) New Discovery                 $
from any one investment       AIG Retirement Company I                                                                   ----------
option and directed to one    (373) International Equities              $           (359) Research                      $
or more of the investment                                                 --------                                       ----------
options below. The USL        (374) Mid Cap Index                       $           Neuberger Berman Advisers Management Trust
Declared Fixed Interest                                                   --------  (361) Mid-Cap Growth                $
Account is not available      (375) Money Market I                      $                                                ----------
for DCA. Please refer to                                                  --------  (445) Socially Responsive           $
the prospectus for more       (376) Nasdaq-100(R) Index                 $                                                ----------
information on the DCA                                                    --------  Oppenheimer Variable Account Funds
option.                       (379) Science and Technology              $           (362) Balanced                      $
                                                                          --------                                       ----------
NOTE: DCA is not available    (378) Small Cap Index                     $           (363) Global Securities             $
if the Automatic Rebalancing                                              --------                                       ----------
option or GMDB Rider has      (377) Stock Index                         $           PIMCO Variable Insurance Trust
been chosen.                                                              --------  (367) CommodityRealReturn Strategy  $
                              AIM Variable Insurance Funds                                                               ----------
                              (440) Global Real Estate                  $           (446) Global Bond (Unhedged)        $
                                                                          --------                                       ----------
                              (340) International Growth                $           (365) Real Return                   $
                                                                          --------                                       ----------
                              The Alger American Fund                               (364) Short-Term                    $
                              (342) Capital Appreciation                $                                                ----------
                                                                          --------  (366) Total Return                  $
                              (341) MidCap Growth                       $                                                ----------
                                                                          --------  Pioneer Variable Contracts Trust
                              American Century Variable Portfolios, Inc.            (368) Mid Cap Value                 $
                              (343) Value                               $                                                ----------
                                                                          --------  Putnam Variable Trust
                              Credit Suisse Trust                                   (369) Diversified Income            $
                              (344) Small Cap Core I                    $                                                ----------
                                                                          --------  (447) Small Cap Value               $
                              Dreyfus Variable Investment Fund                                                           ----------
                              (441) International Value                 $           SunAmerica Series Trust
                                                                          --------  (372) Aggressive Growth             $
                              Fidelity(R) Variable Insurance Products                                                    ----------
                              (348) Asset Manager(SM)                   $           (371) Balanced                      $
                                                                          --------                                       ----------
                              (347) Contrafund(R)                       $           Van Kampen Life Investment Trust
                                                                          --------  (382) Growth and Income             $
                              (345) Equity-Income                       $                                                ----------
                                                                          --------  Vanguard(R) Variable Insurance Fund
                              (350) Freedom 2020                        $           (380) High Yield Bond               $
                                                                          --------                                       ----------
                              (351) Freedom 2025                        $           (381) REIT Index                    $
                                                                          --------                                       ----------
                              (352) Freedom 2030                        $           Other:                              $
                                                                          --------         -------------------------     ----------
                              (346) Growth                              $
                                                                          --------
                              (349) Mid Cap                             $
                                                                          --------
                              Franklin Templeton Variable Insurance Products Trust
                              (356) Franklin Small Cap Value Securities $
                                                                          --------
                              (354) Mutual Shares Securities            $
                                                                          --------
                              Janus Aspen Series
                              (442) Forty                               $
                                                                          --------
                              (357) International Growth                $
                                                                          --------
                              (358) Mid Cap Growth                      $
                                                                          --------
                              J.P. Morgan Series Trust II
                              (443) International Equity                $
                                                                          --------
                              JPMorgan Insurance Trust
                              (444) Government Bond                     $
                                                                          --------
                                        INITIAL HERE TO REVOKE DCA ELECTION.
                              ---------

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[ ] AUTOMATIC             7.  Indicate frequency:          Quarterly              Semi-Annually                Annually
    REBALANCING                                   --------             ----------                 ------------
($5,000 minimum accumulation                 (Division Name or Number)                          (Division Name or Number)
value). Use this section to         %:                                                    %:
apply for or make changes to  ------   -----------------------------------------    ------   ---------------------------------------
Automatic Rebalancing of the        %:                                                    %:
variable divisions. Please    ------   -----------------------------------------    ------   ---------------------------------------
refer to the prospectus for         %:                                                    %:
more information on the       ------   -----------------------------------------    ------   ---------------------------------------
Automatic Rebalancing               %:                                                    %:
Option.                       ------   -----------------------------------------    ------   ---------------------------------------
                                    %:                                                    %:
Note: Automatic Rebalancing   ------   -----------------------------------------    ------   ---------------------------------------
is not available if the             %:                                                    %:
Dollar Cost Averaging option  ------   -----------------------------------------    ------   ---------------------------------------
has been chosen. Automatic          %:                                                    %:
Rebalancing is required       ------   -----------------------------------------    ------   ---------------------------------------
if the GMDA Rider has been          %:                                                    %:
chosen.                       ------   -----------------------------------------    ------   ---------------------------------------
                                    %:                                                    %:
                              ------   -----------------------------------------    ------   ---------------------------------------
                                    %:                                                    %:
                              ------   -----------------------------------------    ------   ---------------------------------------
                                    %:                                                    %:
                              ------   -----------------------------------------    ------   ---------------------------------------

                                             INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
                              -------------

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[ ] AUTHORIZATION FOR    8.   I (or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to
    TRANSACTIONS              transfer values among the Variable Divisions and USL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if you
are applying for or revoking  Initial the designation you prefer:
current e-service                         Policy Owner(s) only - if Joint Owners, either one acting independently.
privileges.                   -----------

                                          Policy Owner(s) or Agent/Registered Representative who is appointed to represent USL and the firm authorized to service my policy.
                              -----------

                              USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction. I will notify USL in writing within five working days from receipt of confirmation of the transaction from
                              USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.


                                          INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.
                              -----------

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[ ] CORRECT AGE           9.  Name of Insured for whom this correction is submitted:
                                                                                     --------------------------------
Use this section to correct   Correct DOB:      /     /
the age of any person                      ----- ----- -------
covered under this policy.
Proof of the correct
date of birth must accompany
this request.

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[ ] TRANSFER OF          10.                                     (Division Name or Number)             (Division Name or Number)
    ACCUMULATED VALUES

Use this section if you want  Transfer $       or       % from                                  to
to transfer money between                -----    ------       --------------------------------     --------------------------------
divisions. The minimum        Transfer $       or       % from                                  to
amount for transfers is                  -----    ------       --------------------------------     --------------------------------
&500.00. Withdrawals from the Transfer $       or       % from                                  to
USL Declared Fixed Interest              -----    ------       --------------------------------     --------------------------------
Account to a Variable         Transfer $       or       % from                                  to
Division may only be made                -----    ------       --------------------------------     --------------------------------
within the 60 days after a    Transfer $       or       % from                                  to
policy anniversary. See                  -----    ------       --------------------------------     --------------------------------
transfer limitations          Transfer $       or       % from                                  to
outlined in prospectus. If a             -----    ------       --------------------------------     --------------------------------
transfer causes the balance   Transfer $       or       % from                                  to
in any division to drop                  -----    ------       --------------------------------     --------------------------------
below $500, USL reserves the  Transfer $       or       % from                                  to
right to transfer the                    -----    ------       --------------------------------     --------------------------------
remaining balance. Amounts    Transfer $       or       % from                                  to
to be transferred should be              -----    ------       --------------------------------     --------------------------------
indicated in dollar or        Transfer $       or       % from                                  to
percentage amounts,                      -----    ------       --------------------------------     --------------------------------
maintaining consistency
throughout.

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[ ] REQUEST FOR PARTIAL  11.            I request a partial surrender of $            or          % of the net cash surrender value.
    SURRENDER/POLICY LOAN     ---------                                    ----------    --------
                                        I request a loan in the amount of $          .
Use this section to apply     ---------                                     ---------
for a partial surrender from            I request the maximum loan amount available from my policy.
or policy loan against        ---------
policy values. For detailed
information concerning these  Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
two options please refer to   percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
your policy and its related   Interest Account and Variable Divisions in use.
prospectus. If applying for
a partial surrender, be sure  ------------------------------------------------------------------------------------------------------
to complete the Notice of
Withholding section of this   ------------------------------------------------------------------------------------------------------
Service Request in addition
to this section.              ------------------------------------------------------------------------------------------------------

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[ ] NOTICE OF            12.  The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING               policy is subject to federal Income tax withholding unless you elect not to have withholding apply.
                              Withholding of state Income tax may also be required by your state of residence. You may elect not
Complete this section if you  to have withholding apply by checking the appropriate box below. If you elect not to have
have applied for a partial    withholding apply to your distribution or if you do not have enough Income tax withheld, you may be
surrender in Section 11.      responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                              Check one:         I do want income tax withheld from this distribution.
                                         -------

                                                 I do not want income tax withheld from this distribution.
                                         -------

                              If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

                              ------------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/         13.  CERTIFICATION: Under penalties of perjury, I certify: (1)that the number shown on this form is my
    SIGNATURE                 correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                              Section 3406(a)(1)(c) of the Internal Revenue Code.
Complete this section for
ALL requests.                 The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                              ------------------------------------------------------------------------------------------------------

                              Dated at                         this          day of
                                       ----------------------       --------        ---------------------------------------------
                                       (City, State)

                              X                                                     X
                              --------------------------------------------------    ----------------------------------------------
                               SIGNATURE OF OWNER                                    SIGNATURE OF WITNESS

                              X                                                     X
                              --------------------------------------------------    ----------------------------------------------
                               SIGNATURE OF JOINT OWNER                              SIGNATURE OF WITNESS

                              X                                                     X
                              --------------------------------------------------    ----------------------------------------------
                               SIGNATURE OF ASSIGNEE                                 SIGNATURE OF WITNESS

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AGLC102991